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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: July 25, 2000
                       (Date of earliest event reported)


                     FIRST HORIZON ASSET SECURITIES, INC.
            (Exact name of Registrant as specified in its charter)


         Delaware                 333-74467                     75-2808384
(State of Incorporation)    (Commission File No.)            (I.R.S. Employer
                                                            Identification No.)

      4000 Horizon Way
       Irving, Texas                                              75063
(Address of Principal executive offices)                        (Zip Code)


       Registrant's Telephone Number, Including Area Code: (214) 441-4000
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Item 5.   Other Events.
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     Reference is hereby made to the Registrant's Registration Statement on Form
S-3 (File No. 333-74467) filed with the Securities and Exchange Commission (the "Commission") on March 16, 1999, as amended by Amendment No. 1 thereto filed with the Commission on May 21, 1999, as further amended by Amendment No. 2 thereto filed with the Commission on July 6, 1999, as further amended by Amendment No. 3 thereto filed with the Commission on December 20, 1999, and as further amended by Amendment No. 4 thereto filed with the Commission on January 21, 2000 (as so amended, the "Registration Statement"), pursuant to which the Registrant registered $1,500,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which has been filed with the Commission pursuant to Rule 424(b)(5), with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2000-3 (the "Offered Securities").

     The Registrant is filing this Current Report on Form 8-K to provide prospective investors with certain supplemental materials regarding the range of FICO scores of the mortgagors of the mortgage loans underlying the Offered Securities. These supplemental materials constitute "ABS Term Sheets" as described in the no-action letter dated February 27, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association, the filing of which materials is a condition of the relief granted in such letters (such supplemental materials being the "Supplemental ABS Term Sheets"). The Supplemental ABS Term Sheet is set forth in Exhibit 99.1 hereto.
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Item 7.   Financial Statements and Exhibits.
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          (c)  Exhibits

               Exhibit No.    Description
               -----------    -----------

                  99.1        Supplemental ABS Term Sheet

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                                  Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FIRST HORIZON ASSET SECURITIES, INC.



July 25, 2000               By: /s/ Wade Walker
                               ---------------------------------------------
                                    Wade Walker
                                    Senior Vice President - Asset Securitization

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